JBT Investor Presentation Baird 2016 Global Industrial Conference November 9, 2016 Tom Giacomini, Chairman, President & CEO Brian Deck, EVP & CFO

These slides and the accompanying presentation contain “forward-looking” statements which represent management’s best judgment as of the date hereof, based on currently available information. Actual results may differ materially from those contained in such forward-looking statements. JBT Corporation’s (the “Company”) most recent filings with the Securities and Exchange Commission include information concerning factors that may cause actual results to differ from those anticipated by these forward-looking statements. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties. Although the Company reports its results using US GAAP, the Company uses non-GAAP measures when management believes those measures provide useful information for its stockholders. The appendices to this presentation provide reconciliations to US GAAP for any non-GAAP measures referenced in this presentation. Forward-Looking Statements 2

JBT at a Glance 2016 Leading Global Technology Solutions Provider to High-value Segments of the Food & Beverage Industry 69% 31% Revenue ~$1.3B Segment EBIT ~$150M 72% 28% 2016P at a Glance AeroTech FoodTech 1 FY 2016 outlook per JBT Q3 2016 earnings release, dated October 26, 2016. 2 Segment EBIT defined as Segment Operating Profit in earnings press release. 3 1 2 Founded Listed Market Cap Employees Customers Countries 1884 JBT (NYSE) ~$2.2B 4,500 500+ 25+

If you ate or drank something today… There’s a good chance JBT technology played a critical role in its preparation.

JBT Every Day Enjoy Lunch Day Ends Drive to Airport Day Begins Enjoy Dinner… …& Dessert 5 Fly to Meeting Feed Pet Grocery Shop Attend Meeting Enjoy Breakfast

Durable Shareholder Value Creation Sustainable Growth (Organic & Acquisitions) Margin Expansion Reinvest for Organic Growth Strong ROIC Double-Digit EPS Growth Durable Shareholder Value Creation 6

Experienced Leadership Team in Place



25+ Yrs Tom Giacomini
Chairman,
President & CEO

- Seasoned executive team, each with 15+ years of industry experience
- All executives new in role in last 4 years



25+ Yrs Brian Deck
EVP & CFO



25+ Yrs Steve Smith
EVP, President - FoodTech



25+ Yrs Dave Burdakin
EVP, President - AeroTech



25+ Yrs Jim Marvin
EVP, General Counsel & Secretary



15+ Yrs Debarshi Sengupta
EVP, Corporate Development



15+ Yrs Jason Clayton
EVP, Human Resources

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Building a Growth Culture: ONE JBT 8 ONE Purpose & Set of Values Across the Entire Organization

Global Platform Poised for Growth


Canada
U.S.
Mexico
Brazil
Chile
Argentina
U.K.
Netherlands
Belgium
Spain
Sweden
Germany
Italy
Saudi Arabia
Russia
China
India
Thailand
Malaysia
Vietnam
Philippines
Indonesia
South Africa
Australia
New Zealand
FoodTech Production
AeroTech Production
Personnel Location
Corporate HQ

Global Reach Strengthens Competitive Advantage

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$405 $413 $413 $438 $455 $500 2011 2012 2013 2014 2015 2016P Grow Recurring Revenue Stable Base with New Opportunities to Drive Growth FoodTech Aftermarket Revenue Growth (2016P vs. 2015) ~15% Aftermarket Share of Customer Wallet 30% - 35% 42% 45% 44% 45% Recurring Revenue as a % of Total Sales Aftermarket Parts & Services 41% Equipment Leases, Airport Services 10 38% Recent acquisitions have lower recurring revenue mix  future opportunity ~ CAGR 9%

Significant Progress Since 2013 Executing Our Strategy & Building Upon Positive Momentum Delivering Strong Organic Growth & Margin Expansion 1.8% 5.4% 12.5% ~20% 2013 2014 2015 2016P Revenue Growth 9.8% 10.4% 11.2% 11.5% 2013 2014 2015 2016P Segment EBIT % 11 1.8% 4.5% 10.8% ~7% Organic Growth ~ 1 1 1 1 FY 2016 outlook per JBT Q3 2016 earnings release, dated October 26, 2016. 2 Segment EBIT defined as Segment Operating Profit in earnings press release. 3 2016P EBIT margin of 11.5% burdened for Q4 impacts from the acquisitions of C.A.T. and Tipper Tie. 2016P EBIT margin of 11.8% excludes acquisition impacts. ~11.8% 3 2

We Have Completed Eight Acquisitions Since 2013



Protein
$18B+
Primary
Secondary Processing
Further Processing
EOL
Formcook
Wolf-tec
Novus
C.A.T., Inc.
Tipper Tie
Primary
Portioning
Inspection
Mixing / Grinding / Blending
Injecting / Marination
Filling / Forming
Weighing / Packaging
Coating / Frying
Cooking
Freezing
Slicing
Packaging
Inspection
Completed / Announced Acquisitions
Pre-acquisition JBT Presence
Liquid Foods
$8B+
Primary
Secondary Processing
Further Processing
EOL
ICS Solutions
Stork Food & Dairy Systems
A&B Process Systems
Raw Material Handling
Extraction/ Refining
Beverage Handling
Pasteurizing / Evaporation / Bulk Filling
Storage
Thawing
Ingredient & H2O Prep
Mixing / Metering
Blending
Sterilization
CIP/ Controls & Instruments
Filling
Packaging
Completed Acquisitions
Pre-acquisition JBT Presence

Disciplined, Focused Strategic Approach

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JBT 41% 0 50 100 150 200 250 300 350 400 450 500 (60) (40) (20) 0 20 40 60 80 1st Quartile 16% 2nd Quartile 8% 3rd Quartile 0% Resulting in Significant Value Creation Annualized TSR Company Rank Annualized TSR (Jan 2014 - Oct 2016) Background Curve: S&P 500; Based on data ending 10/21/16. TSRs use company reporting currency. Source: Factset $1.26 $1.56 $1.88 $2.35 2013 2014 2015 2016P Adj. EPS 14.4% 14.6% 15.2% 16% 2013 2014 2015 2016P ROIC CAGR 23% 13 Avg. 14.6% 1 14% 1 Guidance as provided in JBT Q3 2016 earnings release, dated October 26, 2016. See Appendix for reconciliation with GAAP EPS. 2 ~16% ROIC excluding impact of acquisitions completed in 2016. 2 ~ ~ ~

The Elevate Plan 2016 – 2019 Strategy

JBT Is Positioned to Leverage Positive Macro Drivers … 15 Growing Middle Class Global middle class expected to double by 2030, with Asia a significant consumer of value-added nutritional food Consolidating Food Industry Food industry increasingly served by fewer global producers, spanning multiple food verticals and channels Demand for Air Travel In 2015, global passenger traffic grew 6.5%, well above 10-year average annual growth of 5.5%; underscoring continued expansion of global air networks Strong position in China (engineering, manufacturing & innovation center) complemented by co-located regional sales & service delivers competitive advantage JBT Advantage Global footprint & comprehensive offering provides significant operational benefits to global food companies Pre-positioning Jetway PBBs & high-speed Ranger cargo loaders that airlines need to efficiently & safely move high volume of passengers & freight

… While Also Positioning to Capitalize on Emerging Market Trends 16 Health, Safety & Convenience Continued interest in home cooking inspiring new product offerings that engage foodies with premium solutions Clean Labels 37% of US consumers find it very or extremely important to understand ingredients on a product label…91% believe food & beverage options with recognizable ingredients are healthier The Organic Movement Rising demand has fueled >10% annual growth in organic foods spurring a $40B+ industry; still, organic food sales make up only ~5% of total food sales Changing Geopolitical Landscape Driving demand for military equipment Wolf-tec protein injection technology that enables use of fewer preservatives Rapid evolution towards blended value-added liquid foods combining nutritional attributes of fruits, vegetables & dairy – as produced by Stork solutions & ReadyGo Veggie skid DSI waterjet portioners with iOPS capabilities to provide customers with portioning flexibility Sterilization solutions & emerging technologies, such as aseptic filling, that extend food shelf life without compromising taste profiles & food safety New SMEPP & HPC series products that address challenging power & air needs for military aircraft JBT Advantage

Elevate Strategy Delivering Growth & Margin Expansion 17 Grow Recurring Revenue Disciplined Acquisition Program Accelerate New Product & Service Development Execute Impact Initiatives Innovate to provide customers with comprehensive solutions that enhance their profitability Capitalize on extensive installed base to strengthen customer relationships Select organic growth initiatives that move the needle Employ strategic & metrics-driven approach Four-pronged Approach

18 Projected Impact by 2019 Revenue ($M) EBIT ($M) Accelerate New Product & Service Dev. $21 – 37 $5 – 8 Grow Recurring Revenue 26 – 41 6 – 8 Build Asia Pacific Business 15 – 25 3 – 5 Grow Military Sales 8 – 12 2 – 3 Impact & JEM Initiatives, & Base Growth 65 – 90 24 – 36 Total Organic Growth $135 - 205 $40 – 60 Total Acquisitions 250 – 300 30 – 40 Total $385 – 505 $70 – $100 2016P Base1 ~$1,300 ~$110 2019 $1,685 – 1,805 $180 – 210 2016 – 19 CAGR 9 – 12% 18 – 24% 2019 Consolidated EBIT Margin 11 – 12% The Elevate 2019 Financial Framework 1 FY 2016 guidance as provided in JBT Q3 2016 earnings release dated October 26, 2016.

2016 2019 FCF 1 Growth & Margin Expansion 1 FCF defined as cash flow from operations less capex & ex-pension impacts. 2 Projected FCF for 2016 at ~$54M. Normalized for run rate considerations, projected FCF of ~$63M. 2016 2019 Revenue $1.3B ~$1.7 – 1.8B 2016 2019 Segment EBIT $150M ~$220 – $250M 2016 2019 Consolidated EBIT 9% 11 - 12% $110M ~$180 – $210M FCF Conversion >100% 12% 13 - 14% CAGR 9% - 12% CAGR 25% - 30% CAGR 18% - 24% CAGR 14% - 19% 19 ~$63M 2 ~$125 – $140M FCF Conversion ~80%

JBT: Elevate Framework 2019 • Leading food equipment solutions provider • Sustained capability to grow organically & meaningfully through acquisitions • $1.7-1.8B in Sales | >10% EBIT Margin • Annualized 3-5% Organic growth | 6-7% Inorganic growth | ~15% EPS growth | ~15% ROIC • Clear capital allocation priorities & investor messaging 20

JBT Investor Presentation Baird 2016 Global Industrial Conference November 9, 2016